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                                                                   EXHIBIT 10.10

                              INVESTMENT AGREEMENT

         This Investment Agreement (this "Agreement"), dated as of __________, 2000, is made between ____________________________________ (the "Investor") and
Samuels Jewelers, Inc., a Delaware corporation (the "Company").

         WHEREAS, the Investor desires to purchase shares of common stock, par value $.001 per share ("Common Stock"), of the Company; and

         WHEREAS, the Company desires to sell shares of Common Stock to Investor;

         NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and affirmed, the Investor and the Company, by executing this Agreement, acknowledge, covenant, agree, represent and warrant that:

         (1) Investment. The Investor hereby subscribes to purchase and agrees to purchase ______________________________________________________ (________)
shares (the "Shares") of the common stock, par value $.001 per share ("Common Stock"), of the Company for the price of FIVE DOLLARS AND TWENTY-FIVE CENTS ($5.25) per share, for an aggregate purchase price of $______________. The purchase price shall be paid to the Company by wire transfer in cash on _____________, 2000 and the Company shall issue shares of Common Stock upon receipt of such payment that are duly authorized, fully paid and nonassessable. Notwithstanding the foregoing, the Investor and the Company hereby agree that the number of shares to be purchased by the Investor may be reduced by the Company in the event that the number of shares subscribed by all investors in the offering (of which this Agreement is a part), described in that Offering Memorandum, dated as of April 24, 2000 (the "Offering"), is more than the total number of shares available in the Offering. Any reduction by the Company of the number of shares to be purchased by the Investor shall be derived as follows: by multiplying (x) that number, stated as a percentage, derived by dividing (i) the total number of shares the Investor initially desires to purchase as stated herein by (ii) the total number of shares desired to be purchased by all investors participating in the Offering, against (y) the total number of shares that are offered in the Offering. In the event the Company reduces the number of shares the Investor shall purchase, the Company shall also commensurately reduce the proposed purchase price to reflect only those shares to be purchased by Investor. After return of the appropriate executed investment materials (which shall be described in the materials delivered to the Investor herewith), the Company shall notify the Investor, at least three (3) days prior to ________________, 2000, of the number of shares of Common Stock the Investor shall purchase and the corresponding purchase price, and shall provide the necessary instructions to complete the wire transfer of the purchase price to the account specified by the Company; provided that the Investor has returned the appropriate investment materials by such date.



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         (2) Investor Representations to the Company. The Investor, or the
Investor together with his representative for purposes of investing in the Shares (the "Investor Representative"), represent and warrant to the Company as follows:

                  (a) The Investor, or the Investor together with his Investor Representative, has such knowledge and experience in financial, tax and business matters, including substantial experience in evaluating and investing in common stock and other securities, so as to enable the Investor and/or his Investor Representative to utilize the information referred to in subsection (d) below and any other information made available to the Investor and/or his Investor Representative in order to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect thereto.

                  (b) The Investor's Investor Representative, if any, (i) is a "purchaser representative" within the meaning of such term as defined in Regulation D ("Regulation D") promulgated under the Securities Act of 1933, as amended (the "Securities Act"),
                  (ii) has been acknowledged by the Investor, by identification by the Investor in the space provided below, to be the Investor's "purchaser representative" in connection with evaluating the merits and risks of the Investor's prospective investment in the Shares and (iii) has made all disclosures to the Investor as are required to be made by a "purchaser representative" pursuant to Regulation D. The Investor's Investor Representative is: ________________________________
                  (insert "None" if the Investor has no Investor
                  Representative).

                  (c) The Investor is acquiring the Shares for his own account, for investment purposes only and not with a view to, and not for offer or sale in connection with, any distribution or resale of the Shares.

                  (d) The Company has made available and the Investor and/or his Investor Representative has reviewed that certain Samuels Jewelers, Inc. Confidential Private Offering Memorandum, dated April 24, 2000, and such other information which the Investor and/or his Investor Representative considers necessary or appropriate to evaluate the risks and merits of an investment in the Shares.

                  (e) The Investor and/or his Investor Representative has had the opportunity to question, and has questioned, to the extent deemed necessary or appropriate, representatives of the Company so as to receive answers and verify information obtained in the Investor's and/or his Investor Representative's examination of the Company, including the information referred to in subsection (d) above and any other documents or information that the Investor and/or his Investor Representative has reviewed in relation to the Investor's investment in the Shares.


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                  (f) No oral or written representations have been made or oral or written information furnished to the Investor and/or his Investor Representative in connection with the Investor's acquisition of the Shares which were in any way inconsistent with the information set forth in the information reviewed by the Investor and/or his Investor Representative.

                  (g) Neither the Investor nor his Investor Representative is relying on the Company or the references to any legal or other opinion in the materials reviewed by the Investor and/or his Investor Representative with respect to the tax considerations of the Investor relating to his investment in the Shares. The Investor has relied solely on the representations, warranties, covenants and agreements contained in ___________________________________________________, or his
                  Investor Representative's examination and independent investigation and his Investor Representative's advice in making his decision to acquire the Shares.

                  (h) The Investor's financial condition and income are such that (i) the Investor is under no present need to dispose of any portion of the Shares to satisfy any existing or contemplated undertaking or indebtedness and (ii) the Investor is able to bear the economic risk of investment in the Shares, including the risk of losing his entire investment and the risk of not being able to sell or transfer any of the Shares for an indefinite period of time.

                  (i) The Investor understands that he may be required to bear the economic risk of investment in the Shares for an indefinite period of time because the Shares may not, without full compliance with the registration and prospectus delivery requirements of the Securities Act, be offered, sold or delivered except in a transaction exempt from, or not subject to, the registration and prospectus delivery requirements of the Securities Act.

                  (j) The Investor will not transfer or pledge any or all of the Shares in violation of the Securities Act or any applicable Blue Sky Laws and in the event that the Investor pledges any of the Shares, the Investor will advise the pledgee of the transfer restrictions imposed on the Shares by this Agreement and will use his best efforts to obtain an undertaking from such pledgee not to transfer such Shares in violation of the Securities Act or applicable Blue Sky Laws.

                  (k) The certificates from time to time evidencing the Shares may, at the Company's option, bear a legend which provides that the Shares may not be transferred unless the Company is delivered a legal opinion, satisfactory to the Company in its sole discretion, to the effect that such transfer may be made without compliance with the registration and prospectus delivery requirements of the Securities Act and applicable



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                  Blue Sky Laws. Such legal opinion shall be given by counsel satisfactory to the Company, at the Investor's expense.

                  (l) The Investor acknowledges that he has received no general solicitation or general advertising and that he has not attended any seminar or meeting with respect to the Shares, nor is he aware of any such solicitation or advertisement.

                  (m) The Investor is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act.

                  (n) The Investor shall take all further actions necessary to facilitate the issuance of the Shares to the Investor under an appropriate exemption from registration under the Securities Act and applicable Blue Sky Laws, including, without limitation, providing the Company with such information as the Company may require to complete a Form D and any related or similar forms or applications required under the Securities Act or applicable Blue Sky Laws.

                  (o) The Investor has full power and authority to execute this Agreement and to invest in the Shares; this Agreement constitutes the valid and legally binding obligation of such Investor, enforceable against such Investor in accordance with its terms.

         (3) Registration of the Shares. The Company hereby agrees to use reasonable commercial efforts to prepare and file with the United States Securities and Exchange Commission (the "Commission"), and to cause to become effective under the Securities Act, not later than December 31, 2000, a registration statement on an applicable form relating to the resale, from time to time, of the Shares (which, for purposes of this Section 3, shall be referred to as the "Registrable Securities") by the Investor in accordance with the plan and method of distribution set forth in the prospectus forming part of such registration statement. The Company shall bear all expenses directly related to the performance of its obligations under this Section 3 of this Agreement.

         (4) Condition to the Purchase. The Investor's purchase and the Company's sale of the Shares pursuant to this Agreement shall not be completed until all necessary approvals, authorizations and clearances of any government, regulatory or administrative authority, agency or commission, or any court, tribunal or judicial or arbitral body shall have been obtained and any applicable waiting periods shall have expired. If the consummation the purchase described in Section 1 hereof cannot be effected on the date provided therefor because of the terms of this Section 4, the purchase shall be effected no later than five days following the receipt of the necessary approval, authorization or clearance or the expiration of the applicable waiting period that had inhibited such consummation.



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         (5) Miscellaneous.

                  (a) All notices, requests or consents required or permitted under this Agreement shall be made pursuant to the provisions of this Agreement. Any written notice shall be given by personal delivery, registered or certified mail (with return receipt), overnight air courier (with receipt signature) or facsimile transmission (with "answerback" confirmation of transmission), sent to such party's address or telecopy numbers as are set forth below such party's signatures to this Agreement, or such other addresses or telecopy numbers of which the parties have give notice pursuant to this subsection
                  (a). Each such notice, request or consent shall be deemed effective upon the date of actual receipt, receipt signature or confirmation of transmission, as applicable.

                  (b) The provisions hereof shall inure to the benefit of the Company, its successors and assigns and shall be binding upon the Investor, his legal representatives, heirs and assigns. Nothing in this Agreement shall limit any of the rights and obligations of the parties under any other agreement between them, or otherwise or any other document delivered in connection therewith. The provisions hereof may not be assigned by the Investor without the consent of the Company, which consent may not be unreasonably withheld.

                  (c) This Agreement shall be governed by the laws of the State of New York, without regard to the provisions thereof relating to conflict of laws.

                  (d) This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.



                            [SIGNATURE PAGE FOLLOWS.]



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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

                             INVESTOR

                             Name:
                                   By:
                                   Its:

                             Address for Notices:


                             Telecopy Number:


         The undersigned hereby makes, as to himself and for the benefit of the Company, the acknowledgements, covenants, agreements, representations and warranties set forth in Sections 2(a), 2(b), 2(d), 2(e), 2(f) and 2(g) above.

                             INVESTOR REPRESENTATIVE


                             Name:


                             SAMUELS JEWELERS, INC.

                             Name:
                                   By: E. Peter Healey
                                   Its: Chief Financial Officer and Secretary

                             Address for Notices:
                                   2914 Montopolis Drive, Suite 200
                                   Austin, Texas 78741
                             Telecopy Number: (512) 369-1515